Summary Prospectus October 28, 2024
Virtus NFJ Dividend Value Fund

A: PNEAX	C: PNECX	INSTITUTIONAL: NFJEX	R6: ANDVX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (“SAI”), and other information about the fund online at www.virtus.com/investor-resources/mutual-fund-documents.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI both dated October 28, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks long-term growth of capital and income.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 92 of the fund’s prospectus; and (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Institutional	Class R6
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.32%	0.27%	0.26%	0.19%
Recapture of expenses previously reimbursed and/or waived(b)	—	—	—	0.01%
Total Annual Fund Operating Expenses	1.02%	1.72%	0.71%	0.65%
Less: Fee Waiver and/or Expense Reimbursement(b)	—	—	(0.01)%	—
Total Annual Fund Operating Expenses After Recapture, Fee Waiver and/or Expense Reimbursement (b)	1.02%	1.72%	0.70%	0.65%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.70% for Institutional Class Shares through October 31, 2025. Prior to October 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$648	$857	$1,082	$1,729
Class C	Sold	$275	$542	$933	$2,030
	Held	$175	$542	$933	$2,030
Institutional Class	Sold or Held	$72	$226	$394	$882
Class R6	Sold or Held	$66	$206	$358	$799

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. Under normal conditions, the fund will invest primarily in common stocks of companies with market capitalizations greater than $3.5 billion. The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have attractive valuation and fundamental strength. The portfolio managers partition the fund’s selection universe by industry and then identify what they believe to be the most attractively valued securities in each industry to determine potential holdings for the fund representing a broad range of industry groups. The portfolio managers use initial parameters and quantitative tools to narrow the fund’s selection universe and also review and consider fundamental changes. In selecting individual holdings and constructing the overall portfolio, the portfolio managers take into account the dividend yields of their investments. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the fund. In addition to common stocks and other equity securities, the fund may also invest up to 25% of its assets in real estate investment trusts (REITs) and real estate-related investments, and a portion of its assets in non-U.S. securities (including through American Depositary Receipts (ADRs)), including emerging market securities. The fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first three risks).

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Issuer Risk: The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Value Stocks Risk: The fund may underperform when value investing is out of favor or the fund’s investments may not appreciate in value as anticipated.

> Counterparty Risk: There is risk that a party upon whom the fund relies to complete a transaction will default.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Depositary Receipts Risk: Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

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> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.

> Sanctions Risk: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the fund’s liquidity and performance.

> Focused Investment Risk: To the extent the fund focuses its investments on a limited number of issuers, sectors, industries, geographic regions or portfolio themes, it may be subject to increased risk and volatility.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Portfolio Turnover Risk: The fund’s principal investment strategies may result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

> Real Estate Investment Risk: The fund may be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Please see “More Information About Risks of Investing in the Funds” in the fund’s prospectus for a more detailed description of the fund’s risks.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a style-specific index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Institutional Class Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2023, Q4:	14.87%	Worst Quarter:	2020, Q1:	-26.23%	Year to Date (9/30/2024):	10.98%

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Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

Class	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	19.65%	10.30%	7.20%
Return After Taxes on Distributions	15.27%	7.33%	4.08%
Return After Taxes on Distributions and Sale of Fund Shares	13.40%	7.55%	4.86%
Class A Shares
Return Before Taxes	12.59%	8.71%	6.24%
Class C Shares
Return Before Taxes	18.29%	9.14%	6.05%
Class R6 Shares
Return Before Taxes	19.58%	10.36%	7.26%
Index
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	26.10%	15.40%	11.69%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	11.46%	10.91%	8.40%

The FT Wilshire 5000 Index is a broad-based free-float market capitalization-weighted index that aims to capture 100% of the U.S. investable market capitalization. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Institutional Class Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is NFJ Investment Group, LLC (“NFJ”).

Portfolio Management

The following individuals are are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

> R. Burns McKinney, CFA, senior portfolio manager, analyst, and managing director for the NFJ Investment team, has managed the fund since 2007.

> John R. Mowrey, CFA, senior portfolio manager, analyst, executive managing director, and Chief Investment Officer for the NFJ Investment team, has managed the fund since 2015.

> Thomas W. Oliver, CFA, CPA, senior portfolio manager, analyst, and managing director for the NFJ Investment team, has managed the fund since 2006.

> Jeff N. Reed, CFA, CMT, FDP, senior portfolio manager, analyst, and managing director for the NFJ Investment team, has managed the fund since 2011.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Institutional Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

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Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

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Virtus Mutual Funds P.O. Box 534470 Pittsburgh, PA 15253-4470

8042	10-24